UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                       8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 August 11, 2004
                                 ---------------
                                 Date of Report



                           BLUE MOON GROUP, INC.
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             (Exact name of registrant as specified in its Charter)


         DELAWARE                      0-30584                     16-1636770
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(State or Other Jurisdiction     (Commission File No.)          (IRS Employer ID
     of Incorporation)                                                Number)


                    4890 Garland Branch Rd., Dover, FL 33527
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                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (813) 223-7788
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

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) The auditing firm of James C. Marshall, CPA, P.C. informed the Company in March 2004 that it had not been certified under the new Securities and Exchange Commission requirements and was therefore unable continue doing audits for any of its prior public company clients.

(b) The Company has engaged Semple and Cooper, LLP for its future auditing needs.

(c) The Company has had no disagreements of any sort including on any matter of accounting principles or practices, financial statement disclosure or auditing scope or adverse opinion from the auditor in the last two years. The accountant's report on the financial statements did contain a qualification as to the going concern capability of the Company. The cash flow of the Company and uncertainty over the future financing capabilities were the primary reason for the opinion.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed thereunto duly authorized.


Date: August 11, 2004              By: /s/ Michael Muzio
                                           -------------------------------------
                                           Michael Muzio
                                           Chief Executive Officer and President


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